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[LOGO]

                              HCI AGREEMENT NO. 380

                  WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
                       EXCESS OF LOSS REINSURANCE AGREEMENT
                     (hereinafter referred to as "Agreement")

                                     between

                              PAULA INSURANCE COMPANY
                               300 North Lake Avenue
                                    Suite 300
                           Pasadena, California 91101
                  (hereinafter referred to as the "Company")

                                      and

                     The Subscribing Reinsurers executing
       the Interests and Liabilities Agreements attached to this Agreement
          (hereinafter collectively referred to as the "Reinsurers")

--------------------------------------------------------------------------------

In consideration of the promises set forth in this Agreement, the parties agree as follows:

ARTICLE I - SCOPE OF AGREEMENT

   As a condition precedent to the Reinsurers' obligations under this Agreement, the Company shall cede to the Reinsurers the business described in this Agreement, and the Reinsurers shall accept such business as reinsurance from the Company.

   This Agreement is comprised of General Articles I through XIV and the Exhibit(s) listed below and each Exhibit which may be made a part of this Agreement. The terms of the General Articles and of the Exhibit(s) shall determine the rights and obligations of the parties. The terms of the General Articles shall apply to each Exhibit unless specifically amended therein. In the event of termination of all the Exhibits made a part of this Agreement, the General Articles shall automatically terminate when the liability of the Reinsurers under said Exhibits ceases.

               EXHIBIT A - THIRD EXCESS OF LOSS REINSURANCE
                                     of
                      WORKERS' COMPENSATION AND EMPLOYERS'
                              LIABILITY BUSINESS

               EXHIBIT B - FOURTH EXCESS OF LOSS REINSURANCE
                                     of
                      WORKERS' COMPENSATION BUSINESS

               EXHIBIT C - FIFTH EXCESS OF LOSS REINSURANCE
                                     of
                      WORKERS' COMPENSATION BUSINESS

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ARTICLE II - PARTIES TO THE AGREEMENT

   This Agreement is solely between the Company and the Reinsurers. For the purposes of this Agreement, when more than one Company is named as a party to this Agreement, the first Company named shall be the agent of the other companies as to all matters pertaining to this Agreement. Performance of the obligations of each party under this Agreement shall be rendered solely to the other party. However, if the Company becomes insolvent, the liability of the Reinsurers shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY. In no instance shall any insured of the Company or any claimant against an insured of the Company have any rights under this Agreement.

ARTICLE III - GENERAL CONDITIONS, DEFINITIONS AND
              INTERPRETATIONS

        (a)   BUSINESS

              The term business shall have the meaning set forth in the appropriate Exhibit. The term policy(ies) shall mean the contracts of the Company affording insurance with respect to such business.

        (b)   COMPANY

              When more than one company is named as a party to this Agreement, the first such company named shall be the agent of the other companies with respect to all matters pertaining to this Agreement.

        (c)   COMPANY RETENTION

              The Company shall retain for its own account the entire amount set forth as the Company Retention; however, this requirement shall be satisfied if such amount is retained by the Company or its affiliated companies under common management or common ownership or both.

        (d)   ERRORS AND OMISSIONS

              The Reinsurers shall not be relieved of liability by reason of an error or accidental omission by the Company in reporting any claim or loss or any business reinsured under this Agreement, provided such error or omission is rectified promptly after discovery.

              The Reinsurers shall be obligated only for the return of the premium paid to the Reinsurers with respect to business reported but not reinsured under this Agreement.

              However, the provisions of this paragraph (d) shall not apply with respect to a loss reported to the Reinsurers subsequent to the period stipulated in paragraph (b) of the sections entitled REPORTS AND REMITTANCES in Exhibits B and C to this Agreement.

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        (e)   SPECIAL ACCEPTANCES

              Business which is beyond the terms, conditions or limitations of this Agreement may be submitted to the Reinsurers for special acceptance hereunder and such business, if accepted by the Reinsurers, shall be subject to all of the terms, conditions and limitations of this Agreement except as modified by the special acceptance.

ARTICLE IV - CLAIMS AND LOSSES, ADJUSTMENT EXPENSE AND
             SALVAGE

        (a)   CLAIMS AND LOSSES

              All payments of claims or losses by the Company within the limits of liability or amounts of insurance of the policy(ies) of the Company and within the limits of liability or amounts of reinsurance set forth in the applicable Exhibit shall be binding on the Reinsurers, subject to all the terms, conditions and limitations of this Agreement. The Reinsurers shall reimburse the Company for the Reinsurers' portion of each payment in settlement of claims or losses made by the Company and the Reinsurers' portion of the Company's adjustment expense payments, if any, apportioned between the parties as set forth in the Exhibits, in connection with such claim or loss payments; however, in the instance of the insolvency of the Company, the liability of the Reinsurers shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

              The Company shall investigate and settle or defend all claims and losses. When requested by the Reinsurers, the Company shall permit the Reinsurers, at the expense of the Reinsurers, to be associated with the Company in the defense or control of any claim, loss or legal proceeding which involves or is likely to involve the Reinsurers.

        (b)   ADJUSTMENT EXPENSE

              Adjustment expense shall mean all expenditures made by the Company and allocated to an individual claim or loss, other than payments to any salaried employee of the Company, in connection with the disposition of claims, losses or legal proceedings including investigation, negotiation and legal expenses, court costs, and accrued interest, other than accrued interest which is a part of a judgment.

        (c)   SALVAGE

              The Company shall pay to or credit the Reinsurers with the Reinsurers' portion of any salvage recovered.

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              With respect to reinsurance under this Agreement on a share basis, salvage shall be apportioned between the parties in the same ratio as the amounts of their respective liabilities for the claim or loss. With respect to reinsurance under this Agreement on an excess basis, salvage shall be applied between the parties in the order inverse to that in which their respective liabilities attached.

              Salvage shall mean any recovery made by the Company in connection with a claim or loss, less all expenses paid by the Company, other than payments to any salaried employee of the Company, in making such recovery.

ARTICLE V - REPORTS AND REMITTANCES

   In addition to the reports and remittances required by the applicable Exhibits, the Company shall furnish such other information as may be required by the Reinsurers for the completion of the Reinsurers' quarterly and annual statements and internal records.

   All reports shall be rendered on forms mutually acceptable to the Company and the Reinsurers.

ARTICLE VI - RESERVES AND TAXES

   The Reinsurers shall maintain such reserves as may be required with respect to the Reinsurers' portion of unearned premium, claims, losses and adjustment expense.

   The Company shall be liable for all taxes on premiums ceded to the Reinsurers under this Agreement. If the Reinsurers are obligated to pay any taxes on such premiums, the Company shall reimburse the Reinsurers; however, the Company shall not be required to pay taxes twice on the same premiums.

ARTICLE VII - OFFSET

   The Company or the Reinsurers may offset any balance(s), whether on account of premiums, commission, claims or losses, adjustment expense, salvage, or any other amount(s) due from one party to the other under this Agreement.

ARTICLE VIII - INSPECTION OF RECORDS

   The Company shall allow the Reinsurers to inspect, at all reasonable times, all records of the Company with respect to the business reinsured under this Agreement, or with respect to claims, losses or legal proceedings which involve or are likely to involve the Reinsurers.

ARTICLE IX - ARBITRATION

   Should any difference of opinion arise between any of the Reinsurers and the Company which cannot be resolved in the normal course of business with respect to the interpretation of this Agreement or the performance of the respective obligations of the

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parties under this Agreement, the difference shall be submitted to arbitration.
If more than one Reinsurer is involved in the same dispute, all such Reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the Reinsurers constituting the one party; provided, however, that nothing herein shall impair the rights of such Reinsurers to assert several, rather than joint, defenses of claims, nor be construed as changing the liability of the Reinsurers under the terms of this Agreement from several to joint.

   One arbitrator shall be chosen by the Reinsurer(s), one by the Company and an umpire by the two arbitrators before they enter upon arbitration. If the arbitrators have not chosen an umpire at the end of 10 days following the last date of the selection of the two arbitrators, each of the arbitrators shall name three of whom the other declines two and the decision shall be made of the remaining two by drawing lots.

   The arbitrators and umpire shall be officials of insurance or reinsurance companies authorized to transact business in one or more states of the United States of America and writing the kind of business about which the difference has arisen. The arbitrators and umpire are relieved from all judicial formalities and may abstain from following the strict rules of law and they shall make their award with a view to effecting the general purpose of this Agreement rather than in accordance with the literal interpretation of the language, and the decision of the majority shall be final and binding upon the parties under this Agreement.

   If either party fails to choose an arbitrator within one month after receiving the written request of the other party to do so, the latter shall choose both arbitrators, who shall choose the umpire as provided.

   Each party shall submit its case to the arbitrators and umpire within one month after receipt of advices of the selection of the umpire unless the period is extended by the arbitrators.

   The costs of arbitration, including the fees of the arbitrators and umpire, shall be borne equally unless the arbitrators and umpire shall decide otherwise. The arbitration shall be held at the times and place agreed upon by the arbitrators and umpire. The laws of the State of California shall govern the arbitration.

ARTICLE X - INSOLVENCY OF THE COMPANY

   In the event of the insolvency of the Company, the reinsurance proceeds will be paid to the Company or the liquidator immediately upon demand, with reasonable provision for verification, on the basis of the amount of the claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or part of the claim.

   The Reinsurers shall be given written notice of the pendency of each claim against the Company on the policy(ies) reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceedings. The Reinsurers shall have the right to investigate each such claim and to interpose, at their own expense, in the proceeding where such claim is to be adjudicated, any defenses which they may deem available to the Company or its liquidator. The expense thus incurred by the Reinsurers shall be chargeable, subject to court approval, against the insolvent Company as part of the expense f liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurers.

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ARTICLE XI - LOSS RESERVES (U.S. DOLLAR REINSURANCE LETTERS OF CREDIT)

   (This Article applies only to those Reinsurers who cannot qualify for credit in any State or any other governmental body having jurisdiction over the Company's loss reserves.)

   As regards all business coming within the scope of this Agreement, the Company agrees that when it shall file with the Insurance Department or set up on its books reserves for losses covered hereunder which it shall be required to set up by law, it will forward to the Reinsurers a statement showing the proportion of such loss reserves which is applicable to them. These reserves will consist solely of known outstanding losses that have been reported to the Reinsurers and allocated adjustment expense relating thereto. Each such Reinsurer hereby agrees it will apply for and secure delivery to the Company of a clean, unconditional, irrevocable Letter of Credit issued by a member bank of the Federal Reserve System acceptable to the Company, in an amount equal to such Reinsurer's proportion of said loss reserves or, at the option of such Reinsurer, provide a cash advance in an amount equal to such Reinsurer's proportion of said loss reserves. No reserves established in accordance with the foregoing shall include or be applied towards security for losses incurred but not reported.

   The Company undertakes to use and apply any amounts which it may draw upon such Irrevocable Letter of Credit pursuant to the terms of this Agreement, if any, under which the Letter of Credit is held, and for the following purposes only:

   (a) To pay such Reinsurer's share or to reimburse the Company for such Reinsurer's share of any ultimate net loss reinsured by this Agreement.

   (b) To make refund of any sum which is in excess of the actual amount required to pay such Reinsurer's share of any ultimate net loss reinsured by this Agreement.

   The designated bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to see that withdrawals are made only upon the order of properly authorized representatives of the Company.

ARTICLE XII - SERVICE OF SUIT

   (This Article applies only to those Reinsurers who are domiciled outside the United States of America and also to Reinsurers unauthorized in the State of New York.)

   In the event of the failure of the Reinsurers to whom this Article applies, or any one of them, to pay any amount claimed to be due hereunder, such Reinsurers, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States, and will comply with all requirements necessary to give such court jurisdiction, and all matters arising hereunder shall be determined in accordance with the law and practice of such court.

   Service of process in such suit may be made upon Messrs. Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829, and in any suit instituted against any

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one of them upon this Agreement, the Reinsurers will abide by the final decision of such court or any appellate court in the event of an appeal.

   The above named are authorized and directed to accept service of process on behalf of the Reinsurers in any such suit and/or upon the request of the Company to give a written undertaking to the Company that they will enter a general appearance on behalf of Reinsurers or any one of them in the event such a suit shall be instituted.

   Further, pursuant to any statute of any state, territory, or district of the United States which makes provisions therefor, the Reinsurers to whom this Article applies hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit, or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designate the above named Mendes and Mount as the firm to whom the said officer is authorized to mail such process or a true copy thereof.

ARTICLE XIII - FEDERAL EXCISE TAX

   (This Article applies only to those Reinsurers domiciled outside the United States of America, excepting Reinsurers exempt from the Federal Excise Tax.)

   The Reinsurers have agreed to allow for the purpose of paying Federal Excise Tax 1% of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

   In the event of any return of premium becoming due hereon the Reinsurers will deduct 1% from the amount of the return and the Company or its Agent should take steps to recover the tax from the United States Government.

ARTICLE XIV - INTERMEDIARY

   Herbert Clough Inc. is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expense, salvages, and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurers through Herbert Clough Inc., Financial Centre, P.O. Box 10216, Stamford, Connecticut 06904-2216. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurers. Payments by the Reinsurers to the Intermediary shall be deemed only to constitute payment to the Company to the extent that such payments are actually received by the Company.

                               EXHIBIT A

                    Attached to and made a part of
                        HCI Agreement No. 380
          WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
               EXCESS OF LOSS REINSURANCE AGREEMENT

                   THIRD EXCESS OF LOSS REINSURANCE
                                of
       WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY BUSINESS

SECTION 1 - LIABILITY OF THE REINSURERS

   The Reinsurers shall pay to the Company with respect to each accident under Workers' Compensation and Employers' Liability business of the Company the amount of net loss sustained by the Company in excess of the sum of the Company Retention and Underlying Reinsurance, but not exceeding the Limit of Liability of the Reinsurers as set forth in the Schedule of Reinsurance, plus a proportionate share of adjustment expense.

                         SCHEDULE OF REINSURANCE
--------------------------------------------------------------------------------
                                Underlying        Limit of Liability
Company Retention               Reinsurance       of the Reinsurers
--------------------------------------------------------------------------------
Each Accident                   Each Accident     Each Accident
$200,000                        $5,000,000        $5,000,000
--------------------------------------------------------------------------------

   As respects workers' compensation business, the Reinsurers shall not be liable for any portion of the net loss arising out of any one accident unless:

   (a) Two or more insured persons of the Company are involved in the accident resulting in such net loss; and

   (b) The amount of net loss with respect to at least two insured persons of the Company involved in such accident exceeds $25,000 each.

This condition does not apply to employers' liability business.

SECTION 2 - DEFINITIONS AND INTERPRETATIONS

   (a) WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY BUSINESS

       This term shall mean the insurance afforded by Parts One, Two, and Three of a standard provisions Workers' Compensation and Employers' Liability Policy and any endorsements attached thereto.

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   (b) ACCIDENT

       This term shall mean each and every accident or occurrence or series of accidents or occurrences arising out of one event, whether involving one or several of the Company's policies and regardless of the number of employees or employers involved.

   (c) NET LOSS

       This term shall mean all payments by the Company in settlement of claims or losses, payment of compensation or other benefits, or satisfaction of judgments or awards, after deduction of salvage, and shall exclude adjustment expense and payments or liability in excess of the Company's policy limit(s); however in the instance of the insolvency of the Company, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

SECTION 3 - EXCLUSIONS

   This Exhibit shall not apply to:

   (a) Business accepted by the Company as reinsurance from other insurers;

   (b) Insurance written by the aviation underwriting unit, howsoever styled, of the Company or written by the Company as a member of an aviation insurance group or pool or association;

   (c) Any extra or non-contractual damages or legal fees and expenses attendant to the defense thereof, including but not limited to compensatory, exemplary and punitive damages or fines or statutory penalties which are awarded against the Company as a result of an act, omission, or course of conduct committed by or on behalf of the Company;

   (d) Insurance with respect to operations involving:

       (1)  Aircraft flight and ground operations;

       (2) Amusement parks or devices, exhibitions (including fireworks), carnivals, circuses;

       (3) Caisson or coffer dam work, dam, dike, lock or revetment construction;

       (4)  Chemical manufacturing;

       (5) Manufacturing, packing, handling or shipping of explosives, explosive substances intended for use as an explosive, ammunitions, fuses, arms or fireworks;

       (6) Gas (including liquefied petroleum gas) companies, dealers, distributors or construction;

       (7) Maritime or federal employments, or steamship lines or agencies or stevedoring;

       (8)  Mining or quarries;

       (9) Oil or gas lease operators or contractors; oil or gas wells work; oil or gas pipeline construction or operations; oil rig derrick work;

       (10) Railroad operation or construction;

       (11) Sewer, subway or water main construction, or shaft sinking or tunneling;

       (12) Wrecking;

       (13) Bodily injury (including occupational disease) arising from the manufacture, removal, installation, storage, mining, handling or transportation of asbestos if the insured's operations, at the time of policy issuance, present known and/or generally recognizable asbestos exposures; however, this exclusion shall not apply to the removal, installation, storage, handling or transportation of asbestos if such removal, installation, storage, handling or transportation is incidental to the insured's overall operations.

            The term "incidental", as used in this exclusion, is intended to recognize the fact that certain insureds (such as, but not limited to, plumbing, carpentry, etc. contractors) will infrequently, but regularly, encounter asbestos within the scope of their operations - even though their operations, as such, do not involve the manufacture, removal, installation, storage, mining, handling, or transportation of asbestos. This exclusion does not apply to such "incidental" operations.

   (e) Occupational disease losses defined as follows:

       "Occupational disease" means any abnormal condition that fulfills all of the following conditions:

       (1) It is not traceable to a definite compensable accident occurring during the employee's present or past employment;

       (2) It has been caused by exposure to a disease-producing causative agent present in the workers' occupational environment; and

       (3)  It has resulted in a disability or death;

   (f) Cumulative injury losses defined as follows:

       "Cumulative injury" means any injury that fulfills all of the following conditions:

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       (1)  It is not traceable to a definite compensable accident occuring during the employee's present of present employment;

       (2) It has occurred from, and has bees aggravated by, a repetitive employment-related activity;

       (3)  It has resulted in disability or death;

    If the Company provides insurance for an insured with respect to any operations listed in one or more of the exclusions under (d), except exclusion (d)(5), and such operations constitute only a minor and incidental part of the total operations of the insured such exclusion(s) shall not apply.

    If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any insurance of the Company falling within the scope of one or more of the exclusions set forth in this section, these exclusions, except (a) and (c) shall be suspended with respect to such business until 30 days after an underwriting supervisor of the Company acquires knowledge of such business.

SECTION 4 - REINSURANCE PREMIUM

    The Company shall pay to the Reinsurance a net, i.e., not subject to commission reinsurance rate of 0.71% of the net premiums earned by the Company on the business reinsured hereunder, subject to an annual minimum deposit reinsurance premium of $363,000.

SECTION 5 - REPORTS AND REMITTANCES

    (a)  REINSURANCE PREMIUM

         On or before the first day of each calendar quarter commencing on July 1, 1995, the Company shall pay to the Reinsurers one quarter of the annual minimum and deposit reinsurance premium stipulated in the section entitled REINSURANCE PREMIUM.

         As soon as possible after June 30, 1996, and each subsequent June 30th, the Company shall furnish to the Reinsurers a statement of the premium earned by the Company on the business reinsured hereunder during the annaual period ending on such June 30th. The Company shall calculate the reinsurance premium thereon, and remit to the Reinsurers the amount of reinsurance premium, if any, in excess of the annual minimum and deposit reinsurance premium.

    (b)  CLAIMS AND LOSSES

         The Company shall report promptly to the Reinsurers each claim or loss which, in the Company's opinion, may involve the reinsurance afforded by this Exhibit, and shall also provide written notice of any claim or circumstance involving the following injuries:

       (1)  Cord injury - paraplegia, quadriplegia;

       (2)  Amputations - requiring a prosthesis;

       (3) Brain damage affecting mentality or central nervous system such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak (aphasia), hemiplegia or unconsciousness (comatose);

       (4) Burns-involving over 10% of body with third degree or 30% of body with second degree; (5) Fatalities; (6) Permanent Total disability.

            The Company shall advise the Reinsurers of the estimated amount of net loss and adjustment expense in connection with each such claim or loss and of any subsequent changes in such estimates.

            Upon receipt of a definitive statement of net loss and adjustment expense from the Company, the Reinsurers shall pay promptly to the Company the Reinsurers' portion of net loss and Reinsurers' portion of adjustment expense, if any. Any subsequent changes shall be reported by the Company to the Reinsurers and the amount due either party shall be remitted promptly.

SECTION 6 - COMMENCEMENT AND TERMINATION

   This Exhibit applies to new and renewal policies of the Company becoming effective at and after 12:01 A.M., July 1, 1995, and to policies in force at 12:01 A.M., July 1, 1995, for claims and losses resulting from accidents occurring at and after the aforesaid time and date.

   This Exhibit may be terminated on any June 30th by either party sending to the other, by registered mail to its principal office, not less than 90 days prior written notice. The Reinsurers shall not be liable for any claims or losses resulting from accidents occurring after the effective time and date of termination.

   Notwithstanding the foregoing, if the Company is merged with or purchased by another Company, or if controlling interest is sold or changed so as to produce a loss in control over conduct of the business by the current owners, the Company shall immediately notify the Reinsurers by registered mail to its principal office giving details (to the extent of its knowledge thereof) of the particulars of such merger, change, sale or purchase. Within 35 days after the date of mailing of such notice by the Company, the Reinsurers may terminate this Exhibit in its entirety by sending to the Company, by registered mail to its principal office, notice stating the time and date when not less than 5 days after the date of mailing of such notice, termination shall be effective.

   If the Company fails to notify the Reinsurers of such merger, purchase, change or sale, the Reinsurers, within 35 days after the Reinsurers have acquired knowledge of the merger, purchase, change or sale, may terminate this Exhibit in its entirety by sending to the Company, by registered mail to its principal office, notice stating the time and date when, not less than 5 days after the mailing of such notice, termination shall be effective.

   In any instance that the Reinsurers terminate this Exhibit in accordance with the two previous paragraphs, the Reinsurers shall not be liable for claims or losses resulting from accidents occurring after the effective time and date of termination.

SECTION 7 - REINSTATEMENT

   The Limit of Liability of the Reinsurers under this Exhibit with respect to each accident shall be reduced by an amount equal to the amount of liability paid by the Reinsurers, but that part of the liability of the Reinsurers that is so reduced shall be automatically reinstated, subject to the maximum payment of $10,000,000 of net loss with respect to all accidents occurring during each annual period from July 1st through June 30th that this
Exhibit is in effect.

   In consideration of this automatic reinstatement, the Company shall pay to the Reinsurers for each amount reinstated an additional reinsurance premium which shall be the product of the annual reinsurance premium set forth in the section entitled REINSURANCE PREMIUM for the annual period during which the accident occurs and the amount so reinstated divided by $5,000,000.

   The reinsurance premium so developed for each amount reinstated shall be in addition to the reinsurance premium set forth in the section entitled REINSURANCE PREMIUM, and shall be paid by the Company immediately following loss payment by the Reinsurers.

                            TERMINATION ENDORSEMENT

              Attached to and made a part of HCI AGREEMENT NO. 380

    WORKERS' COMPENSATION AND EMPLOYERS' LIABILlTY EXCESS OF LOSS REINSURANCE
                                 AGREEMENT

                     THIRD EXCESS OF LOSS REINSURANCE
                                    of
          WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY BUSINESS

                                  between

                          PAULA INSURANCE COMPANY
                           300 North Lake Avenue
                         Pasadena, California 91101
                   (herein referred to as the "Company")

                                   and

                 The Subscribing Reinsurer(s) executing the
       Interests and Liabilities Agreements attached to this Agreement
                 (herein referred to as the "Reinsurers")

--------------------------------------------------------------------------------

   IT IS MUTUALLY AGREED that, effective 12:01 A.M., July 1, 1996, this
Exhibit is terminated. The Reinsurer shall not be liable for claims and losses resulting from accidents occurring at and after the aforesaid time and date.

                                EXHIBIT B

                      Attached to and made a part of
                          HCI Agreement No. 380
               WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
                   EXCESS OF LOSS REINSURANCE AGREEMENT

                    FOURTH EXCESS OF LOSS REINSURANCE OF
                       WORKERS' COMPENSATION BUSINESS

SECTION 1 - LIABILITY OF THE REINSURERS

   The Reinsurers shall pay to the Company with respect to accident occurrence under Workers' Compensation business of the Company, the amount of net loss sustained by the Company in excess of the sum of the Company Retention and Underlying Reinsurance, but not exceeding the Limit of Liability of the Reinsurers as set forth in the Schedule of Reinsurance, plus a proportionate share of adjustment expense.

                             SCHEDULE OF REINSURANCE
--------------------------------------------------------------------------------
                                    Underlying        Limit of Liability
Company Retention                   Reinsurance       of the Reinsurers
--------------------------------------------------------------------------------
Each Accident                       Each Accident     Each Accident

$200,000                            $10,000,000       $10,000,000
--------------------------------------------------------------------------------

   For the purpose of determining the amount of net loss sustained by the Company, it is deemed that the amount of net loss any one employee shall not exceed $2,000,000.

SECTION 2 - DEFINITIONS AND INTERPRETATIONS

   (a) WORKERS' COMPENSATION BUSINESS

       This term shall mean the insurance afforded by Parts One, Two, and Three of a standard provisions Workers' Compensation and Employers' Liability Policy and any endorsements attached thereto.

   (b) ACCIDENT

       This term shall mean each and every accident or occurrence or series of accidents or occurrences arising out of one event, whether involving one or several of the Company's policies and regardless of the number of employees or employers involved.

   (c) NET LOSS

       This term shall mean all payments by the Company in settlement of claims of losses, payment of compensation or other benefits, or satisfaction of judgements or awards, after deductions of salvage, and shall exclude adjustment expenses and payments or liability in excess of the Company's policy limit(s); however in the instance of the insolvency of the Company, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPAY.

SECTION 3 - EXCLUSIONS

   This Exhibit shall not apply to:

   (a)  Business accepted by the Company as reinsurance from other insurers;

   (b) Insurance written by the aviation underwriting unit, howsoever styled, of the Company or written by the Company as a member of an aviation insurance group or pool or association;

   (c) Any extra or non-contractual damages or legal fees and expenses attendant to the defense thereof, including but not limited to compensatory, exemplary and punitive damages or fines or statutory penalties which are awarded against the Company as a result of an act, ommission, or course of conduct committed by or on behalf of the Company;

   (d) Insurance with respect to operations involving:

       (1)  Aircraft flight and ground operations;

       (2) Amusement parks or devices, exhibitions (including fireworks), carnivals, circuses;

       (3) Caisson or coffer dam work, dam, dike, lock or revement constuction;

       (4)  Chemical manufacturing;

       (5) Manufacturing, packing, handling or shipping of explosives, explosive substances intended for use as an explosive, ammunitions, fuses, arms or fireworks;

       (6) Gas (including liquified petroleum gas) companies, dealers, distributors or construction;

       (7) Maritime or federal employments, or steamship lines or agencies or setvedoring;

       (8)  Mining or quarries;

       (9) Oil or gas lease operators or contractors; oil or gas wells work; oil or gas pipeline construction or operations; oil rig derrick work;

       (10) Railroad operation or construction;

       (11) Sewer, subway or water main construction, or shaft sinking or tunneling;

       (12) Wrecking;

       (13) Bodily injury (including occupational disease) arising from the manufacture, removal, installation, storage, mining, handling or transportation of asbestos if the insured's operations, at the time of policy issuance, present known and/or generally recognizable asbestos exposures; however, this exclusion shall not apply to the removal, installation, storage, handling or transportation of asbestos if such removal, installation, storage, handling or transportation is incidental to the insured's overall operations.

            The term "incidental", as used in this exclusion, is intended to recognize the fact that certain insureds (such as, but not limited to, plumbing, carpentry, etc. contractors) will infrequently, but regularly, encounter asbestos within the scope of their operations - even though their operations, as such, do not involve the manufacture, removal, installation, storage, mining, handling, or transportation of asbestos. This exclusion does not apply to such "incidental" operations;

   (e) Employers' Liability;

   (f) Occupational disease losses defined as follows:

       "Occupational disease" means any abnormal condition that fulfills all of the following conditions:

       (1) It is not traceable to a definite compensable accident occurring during the employee's present or past employment;

       (2) It has been caused by exposure to a disease-producing causative agent present in the workers' occupational environment; and

       (3)  It has resulted in a disability or death;

   (g) Cumulative injury losses defined as follows:

       "Cumulative injury" means any injury that fulfills all of the following conditions:

       (1) It is not traceable to a definite compensable accident occurring during the employee's present or present employment;

       (2) It has occurred from, and has been aggravated by, a repetitive employment-related activity;

       (3)  It has resulted in a disability or death."

   (h) Jones Act;

   (i) United States Longshoremen and Harborworkers Act;

   (j) War, civil war,

   (k) Insolvency funds;

   (1) Excess and Surplus Lines;

   (m) Professional sports teams;

   (n) Nuclear incidents;

   (o) Commercial airline personnel; flight and non-flight personnel.

   If the Company provides insurance for an insured with respect to any operations listed in one or more of the exclusions under (d), except exclusion (d)(5), and such operations constitute only a minor and incidental part of the total operations of the insured, such exclusion(s) shall not apply.

SECTION 4 - REINSURANCE PREMIUM

   The Company shall pay to the Reinsurers a net, i.e., not subject to commission, reinsurance rate of 0.13% of the net premiums earned by the Company on the business reinsured hereunder, subject to an annual minimum and deposit reinsurance premium of $66,650.

SECTION 5 - REPORTS AND REMITTANCES

   (a) REINSURANCE PREMIUM

       On or before the first day of each calendar quarter commencing on July 1, 1995, the Company shall pay to the Reinsurers one quarter of the annual minimum and deposit reinsurance premium stipulated in the section entitled REINSURANCE PREMIUM.

       As soon as possible after June 30, 1996, and each subsequent June 30th, the Company shall furnish to the Reinsurers a statement of the premium earned by the Company on the business reinsured hereunder during the annual period ending on such June 30th. The Company shall calculate the reinsurance premium thereon and remit to the Reinsurers the amount of reinsurance premium, if any, in excess of the annual minimum and deposit reinsurance premium.

   (b) NOTICE OF CLAIMS

       The Company will give written notice of loss under this Exhibit to the Reinsurers not later than 60 months after the end of the annual period from July 1st through June 30th during which the accident occurs to be considered for claim payment. The Company shall also promptly notify the Reinsurers in writing and thereafter promptly and fully inform the Reinsurers in writing, of all negotiations entered into by the Company concerning all claims which may involve the reinsurance provided under this Exhibit, and shall provide the Reinsurers prior written notice on any other action. relating to such claims including any payment of such claims by the Company. The Company shall give prompt written notification to the Reinsurers on any claim for which the Company has created a loss reserve equal to or greater than 50 percent of the Company's retention of this reinsurance. In addition, the Company shall notify the Reinsurers in writing of any material changes in its loss reserves. The Company further agrees to forward to the Reinsurers copies of such pleadings and reports of investigations as are pertinent to the claim and/or as may be requested by the Reinsurers.

       Upon receipt of a definitive statement of net loss and adjustment expense from the Company, the Reinsurers shall pay promptly to the Company the Reinsurers' portion of net loss and the Reinsurers' portion of adjustment expense, if any. Any subsequent changes shall be reported by the Company to the Reinsurers and the amount due either party shall be remitted promptly.

   (c) COMMUTATION OF LOSSES

       60 months after the end of each annual period from July 1st through June 30th, the Company shall advise the Reinsurers of any outstanding claims or accidents during that annual period which have not been finally settled and which may cause a claim under this Exhibit.

       The Reinsurers may then, or at any time thereafter, request that their liability with respect to one or more of such unsettled claims be commuted. Upon such request, the Reinsurers and the Company shall review such claim and shall attempt to reach a settlement by mutual agreement. If the Reinsurers and the Company cannot reach a settlement by mutual agreement, then the Reinsurers and the Company shall mutually appoint an independent actuary (F.S.A./F.C.A.S. or A.S.A./A.C.A.S.) who shall investigate, determine and capitalize the present value of any such unsettled claims. In the event the Reinsurers and the Company cannot reach an agreement on a independent actuary, each party shall appoint an actuary. The two chosen actuaries shall then select a third actuary. If either party refuses or neglects to appoint an actuary within 30 days after receipt of the written request for commutation, the requesting party may appoint a second actuary. If the two actuaries fail to agree on the selection of a third actuary within 30 days of their appointment, each of them shall name three individuals, of whom the other shall decline two, and the decision shall be made by drawing lots. All actuaries selected by drawing lots shall be disinterested in the outcome of the commutation. The decision of the majority shall be final and binding upon the parties.

       Any payment by the Reinsurers under this paragraph (c) shall constitute a complete release of the Reinsurers for their liability as respects any such claim. The cost of any independent actuary shall be shared on an equal basis by the Reinsurers and the Company.

SECTION 6 - COMMENCEMENT AND TERMINATION

   This Exhibit applies to new and renewal policies of the Company becoming effective at and after 12:01 A.M., July 1, 1995 and to policies in force at 12:01 A.M., July 1, 1995, for claims and losses resulting from accidents occurring at and after the aforesaid time and date.

   This Exhibit may be terminated on any June 30th by either party sending to the other, by registered mail to its principal office, not less than 90 days prior written notice. The Reinsurers shall not be liable for any claims or losses resulting from accidents occurring after the effective time and date of termination.

   Notwithstanding the foregoing, if the Company is merged with or purchased by another Company, or if controlling interest is sold or changed so as to produce a loss in control over conduct of the business by the current owners, the Company shall immediately notify the Reinsurers by registered mail to its principal office giving details (to the extent of its knowledge thereof) of the particulars of such merger, change, sale or purchase. Within 35 days after the date of mailing of such notice by the Company, the Reinsurers may terminate this Exhibit in its entirety by sending to the Company, by registered mail to its principal office, notice stating the time and date when not less than 5 days after the date of mailing of such notice, termination shall be effective.

   If the Company fails to notify the Reinsurers of such merger, purchase, change or sale, the Reinsurers, within 35 days after the Reinsurers have acquired knowledge of the merger, purchase, change or sale, may terminate this Exhibit in its entirety by sending to the Company, by registered mail to its principal office, notice stating the time and date when, not less than 5 days after the mailing of such notice, termination shall be effective.

   In any instance that the Reinsurers terminate this Exhibit in accordance with the two previous paragraphs, the Reinsurers shall not be liable for claims or losses resulting from accidents occurring after the effective time and date of termination.

SECTION 7 - REINSTATEMENT

   The Limit of Liability of the Reinsurers under this Exhibit with respect to each accident shall be reduced by an amount equal to the amount of liability paid by the Reinsurers, but that part of the liability of the Reinsurers that is so reduced shall be automatically reinstated, subject to the maximum payment of $20,000,000 of net loss with respect to all accidents occurring during each annual period from July 1st through June 30th that this
Exhibit is in effect.

   In consideration of this automatic reinstatement, the Company shall pay to the Reinsurers for each amount reinstated an additional reinsurance premium which shall be the product of the annual reinsurance premium set forth in the section entitled REINSURANCE PREMIUM for the annual period during which the accident occurs and the amount so reinstated divided by $10,000,000.

   The reinsurance premium so developed for each amount reinstated shall be in addition to the reinsurance premium set forth in the section entitled REINSURANCE PREMIUM, and shall be paid by the Company immediately following loss payment by the Reinsurers.

                              ENDORSEMENT NO. 1

                      Attached to and made a part of
                                 EXHIBIT B
                                    to
                            HCI AGREEMENT NO. 380

    WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXCESS OF LOSS REINSURANCE
                                AGREEMENT
                (HEREINAFTER REFERRED TO AS "AGREEMENT")

                   FOURTH EXCESS OF LOSS REINSURANCE OF
                      WORKERS' COMPENSATION BUSINESS

                                 between

                        PAULA INSURANCE COMPANY
                        300 North Lake Avenue
                      Pasadena, California 91101
               (hereinafter referred to as the "Company")

                                  and

                  The Subscribing Reinsurers executing
      the Interests and Liabilities Agreements attached to this Agreement
         (hereinafter collectively referred to as the "Reinsurers")

   IT IS MUTUALLY AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., July 1, 1996, and policies in force at 12:01 A.M., July 1, 1996, Section 1 of Exhibit B is amended to read:

"SECTION 1 - LIABILITY OF THE RElNSURERS

   The Reinsurers shall pay to the Company with respect to accident occurrence under Workers' Compensation business of the Company, the amount of net loss sustained by the Company in excess of the sum of the Company Retention and Underlying Reinsurance, but not exceeding the Limit of Liability of the Reinsurers as set forth in the Schedule of Reinsurance, plus a proportionate share of adjustment expense.

                                   EXHIBIT C

                        Attached to and made a part of
                            HCI Agreement No. 380
                WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
                     EXCESS OF LOSS REINSURANCE AGREEMENT

                       FIFTH EXCESS OF LOSS REINSURANCE
                                      OF
                        WORKERS' COMPENSATION BUSINESS

SECTION 1 - LIABILITY OF THE REINSURERS

     The Reinsurers shall pay to the Company with respect to each accident under Workers' Compensation business of the Company, the amount of net loss sustained by the Company in excess of the sum of the Company Retention and Underlying Reinsurance, but not exceeding the Limit of Liability of the Reinsurers as set forth in the Schedule of Reinsurance, plus a proportionate share of adjustment expense.

                            SCHEDULE OF REINSURANCE

-------------------------------------------------------------------------------
                        Underlying                    Limit of Liability
Company Retention       Reinsurance                   of the Reinsurers
-------------------------------------------------------------------------------

Each Accident           Each Accident                 Each Accident

$200,000           $20,000,000                   $10,000,000
-------------------------------------------------------------------------------
   For the purpose of determining the amount of net loss sustained by the Company, it is deemed that the amount of net loss any one employee shall not exceed $2,000,000.

SECTION 2 - DEFINITIONS AND INTERPRETATIONS

     (a) WORKERS' COMPENSATION BUSINESS

         This term shall mean the insurance afforded by Parts One, Two, and Three of a standard provisions Workers' Compensation and Employers' Liability Policy and any endorsements attached thereto.

     (b) ACCIDENT

         This term shall mean each and every accident or occurrence or series of accidents or occurrences arising out of one event, whether involving one or several of the Company's policies and regardless of the number of employees or employers involved.

     (c) NET LOSS

         This term shall mean all payments by the Company in settlement of claims or losses, payment of compensation or other benefits, or satisfaction of judgments or awards, after deduction of salvage, and shall exclude adjustment expense and payments or liability in excess of the Company's policy limit(s); however in the instance of the insolvency of the Company, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

SECTION 3 - EXCLUSIONS

     This Exhibit shall not apply to:

     (a) Business accepted by the Company as reinsurance from other insurers;

     (b) Insurance written by the aviation underwriting unit, howsoever styled, of the Company or written by the Company as a member of an aviation insurance group or pool or association;

     (c) Any extra or non-contractual damages or legal fees and expenses attendant to the defense thereof, including but not limited to compensatory, exemplary and punitive damages or fines or statutory penalties which are awarded against the Company as a result of an act, omission, or course of conduct committed by or on behalf of the Company;

     (d) Insurance with respect to operations involving:

         (1)  Aircraft flight and ground operations;

         (2)  Amusement parks or devices, exhibitions
              (including fireworks), carnivals, circuses;

         (3) Caisson or coffer dam work, dam, dike, lock or revetment construction;

         (4)  Chemical manufacturing,

         (5) Manufacturing, packing, handling or shipping of explosives, explosive substances intended for use as an explosive, ammunitions, fuses, arms or fireworks;

         (6) Gas (including liquefied petroleum gas) companies, dealers, distributors or construction;

         (7) Maritime or federal employments, or steamship lines or agencies or stevedoring;

         (8)  Mining or quarries;

         (9) Oil or gas lease operators or contractors; oil or gas wells work; oil or gas pipeline construction or operations; oil rig derrick work;

         (10) Railroad operation or construction;

         (11) Sewer, subway or water main construction, or shaft sinking or tunneling;

         (12) Wrecking;

         (13) Bodily injury (including occupational disease) arising from the manufacture, removal, installation, storage, mining, handling or transportation of asbestos if the insured's operations, at the time of policy issuance, present known and/or generally recognizable asbestos exposures; however, this exclusion shall not apply to the removal, installation, storage, handling or transportation of asbestos if such removal, installation, storage, handling or transportation is incidental to the insured's overall operations.

              The term "incidental", as used in this exclusion, is intended to recognize the fact that certain insureds (such as, but not limited to, plumbing, carpentry, etc. contractors) will infrequently, but regularly, encounter asbestos within the scope of their operations - even though their operations, as such, do not involve the manufacture, removal, installation, storage, mining, handling, or transportation of asbestos. This exclusion does not apply to such "incidental" operations;

     (e) Employers' Liability;

     (f) Occupational disease losses defined as follows:

         "Occupational disease" means any abnormal condition that fulfills all of the following conditions:

         (1) It is not traceable to a definite compensable accident occurring during the employee's present or past employment;

         (2) It has been caused by exposure to a disease-producing causative agent present in the workers' occupational environment; and

         (3)  It has resulted in a disability or death;

     (g) Cumulative injury losses defined as follows:

         "Cumulative injury" means any injury that fulfills all of the following conditions:

         (1) It is not traceable to a definite compensable accident occurring during the employee's present or present employment;

         (2) It has occurred from, and has been aggravated by, a repetitive employment-related activity;

         (3)  It has resulted in a disability or death."

     (h) Jones Act

     (i) United States Longshoremen and Harborworkers Act;

     (j) War, civil war,

     (k) Insolvency funds;

     (1) Excess and Surplus Lines;

     (m) Professional sports teams;

     (n) Nuclear incidents;

     (o) Commercial airline personnel; flight and non-flight personnel.

     If the Company provides insurance for an insured with respect to any operations listed in one or more of the exclusions under (d), except exclusion (d)(5), and such operations constitute only a minor and incidental part of the total operations of the insured, such exclusion(s) shall not apply.

SECTION 4 - REINSURANCE PREMIUM

     The Company shall pay to the Reinsurers a net, i.e., not subject to commission, reinsurance rate of 0.085% of the net premiums earned by the Company on the business reinsured hereunder, subject to an annual minimum and deposit reinsurance premium of $43,520.

SECTION 5 - REPORTS AND REMITTANCES

     (a) REINSURANCE PREMIUM

         On or before the first day of each calendar quarter commencing on July 1, 1995, the Company shall pay to the Reinsurers one quarter of the annual minimum and deposit reinsurance premium stipulated in the section entitled REINSURANCE PREMIUM.

         As soon as possible after June 30, 1996, and each subsequent June 30th, the Company shall furnish to the Reinsurers a statement of the premium earned by the Company on the business reinsured hereunder during the annual period ending on such June 30th. The Company shall calculate the reinsurance premium thereon and remit to the Reinsurers the amount of reinsurance premium, if any, in excess of the annual minimum and deposit reinsurance premium.

     (b) NOTICE OF CLAIMS

         The Company will give written notice of loss under this Exhibit to the Reinsurers not later than 60 months after the end of the annual period from July 1st through June 30th during which the accident occurs to be considered for claim payment. The Company shall also promptly notify the Reinsurers in writing and thereafter promptly and fully inform the Reinsurers in writing, of all negotiations entered into by the Company concerning all claims which may involve the reinsurance provided under this Exhibit, and shall provide the Reinsurers prior written notice on any other action relating to such claims including any payment of such claims by the Company. The Company shall give prompt written notification to the Reinsurers on any claim for which the Company has created a loss reserve equal to or greater than 50 percent of the Company's retention of this reinsurance. In addition, the Company shall notify the Reinsurers in writing of any material changes in its loss reserves. The Company further agrees to forward to the Reinsurers copies of such pleadings and reports of investigations as are pertinent to the claim and/or as may be requested by the Reinsurers.

         Upon receipt of a definitive statement of net loss and adjustment expense from the Company, the Reinsurers shall pay promptly to the Company the Reinsurers' portion of net loss and the Reinsurers' portion of adjustment expense, if any. Any subsequent changes shall be reported by the Company to the Reinsurers and the amount due either party shall be remitted promptly.

     (c) COMMUTATION OF LOSSES

         60 months after the end of each annual period from July 1st through June 30th, the Company shall advise the Reinsurers of any outstanding claims or accidents during that annual period which have not been finally settled and which may cause a claim under this Exhibit.

         The Reinsurers may then, or at any time thereafter, request that their liability with respect to one or more of such unsettled claims be commuted. Upon such request, the Reinsurers and the Company shall review such claim and shall attempt to reach a settlement by mutual agreement. If the Reinsurers and the Company cannot reach a settlement by mutual agreement, then the Reinsurers and the Company shall mutually appoint an independent actuary (F.S.A./F.C.A.S. or A.S.A./A.C.A.S.) who shall investigate, determine and capitalize the present value of any such unsettled claims. In the event the Reinsurers and the Company cannot reach an agreement on a independent actuary, each party shall appoint an actuary. The two chosen actuaries shall then select a third actuary. If either party refuses or neglects to appoint an actuary within 30 days after receipt of the written request for commutation, the requesting party may appoint a second actuary. If the two actuaries fail to agree on the selection of a third actuary within 30 days of their appointment, each of them shall name three individuals, of whom the other shall decline two, and the decision shall be made by drawing lots. All actuaries selected by drawing lots shall be disinterested in the outcome of the commutation. The decision of the majority shall be final and binding upon the parties.

         Any payment by the Reinsurers under this paragraph (c) shall constitute a complete release of the Reinsurers for their liability as respects any such claim. The cost of any independent actuary shall be shared on an equal basis by the Reinsurers and the Company.

SECTION 6 - COMMENCEMENT AND TERMINATION

     This Exhibit applies to new and renewal policies of the Company becoming effective at and after 12:01 A.M., July 1, 1995, and to policies in force at 12:01 A.M., July 1, 1995, for claims and losses resulting from accidents occurring at and after the aforesaid time and date.

     This Exhibit may be terminated on any June 30th by either party sending to the other, by registered mail to its principal office, not less than 90 days prior written notice. The Reinsurers shall not be liable for any claims or losses resulting from accidents occurring after the effective time and date of termination.

     Notwithstanding the foregoing, if the Company is merged with or purchased by another Company, or if controlling interest is sold or changed so as to produce a loss in control over conduct of the business by the current owners, the Company shall immediately notify the Reinsurers by registered mail to its principal office giving details (to the extent of its knowledge thereof) of the particulars of such merger, change, sale or purchase. Within 35 days after the date of mailing of such notice by the Company, the Reinsurers may terminate this Exhibit in its entirety by sending to the Company, by registered mail to its principal office, notice stating the time and date when not less than 5 days after the date of mailing of such notice, termination shall be effective.

     If the Company fails to notify the Reinsurers of such merger, purchase, change or sale, the Reinsurers, within 35 days after the Reinsurers have acquired knowledge of the merger, purchase, change or sale, may terminate this Exhibit in its entirety by sending to the Company, by registered mail to its principal office, notice stating the time and date when, not less than 5 days after the mailing of such notice, termination shall be effective.

     In any instance that the Reinsurers terminate this Exhibit in accordance with the two previous paragraphs, the Reinsurers shall not be liable for claims or losses resulting from accidents occurring after the effective time and date of termination.

SECTION 7 - REINSTATEMENT

     The Limit of Liability of the Reinsurers under this Exhibit with respect to each accident shall be reduced by an amount equal to the amount of liability paid by the Reinsurers, but that part of the liability of the Reinsurers that is so reduced shall be automatically reinstated, subject to the maximum payment of $20,000,000 of net loss with respect to all accidents occurring during each annual period from July 1st through June, that this
Exhibit is in effect.

     In consideration of this automatic reinstatement, the Company shall pay to the Reinsurers for each amount reinstated an additional reinsurance premium which shall be the product of the annual reinsurance premium set forth in the section entitled REINSURANCE PREMIUM for the annual period during which the accident occurs and the amount so reinstated divided by $10,000,000.

     The reinsurance premium so developed for each amount reinstated shall be in addition to the reinsurance premium set forth in the section entitled REINSURANCE PREMIUM, and shall be paid by the Company immediately following loss payment by the Reinsurers.

                               ENDORSEMENT NO. 1

                        Attached to and made a part of
                                   EXHIBIT C
                                      to
                             HCI AGREEMENT NO. 380

                WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
                     EXCESS OF LOSS REINSURANCE AGREEMENT
                    (HEREINAFTER REFERRED TO AS "AGREEMENT")

                        FIFTH EXCESS OF LOSS REINSURANCE
                                      OF
                         WORKERS' COMPENSATION BUSINESS

                                     between

                            PAULA INSURANCE COMPANY
                             300 North Lake Avenue
                           Pasadena, California 91101
                  (hereinafter referred to as the "Company")

                                     and

                     The Subscribing Reinsurers executing
      the Interests and Liabilities Agreements attached to this Agreement
           (hereinafter collectively referred to as the "Reinsurers")

     IT IS MUTUALLY AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., July 1, 1996, and policies in force at 12:01 A.M., July 1, 1996, Section 1 of Exhibit C is amended to read:

"SECTION 1 - LIABILITY OF THE REINSURERS

     "The Reinsurers shall pay to the Company with respect to each accident under Workers' Compensation business of the Company, the amount of net loss sustained by the Company in excess of the sum of the Company Retention and Underlying Reinsurance, but not exceeding the Limit of Liability of the Reinsurers as set forth in the Schedule of Reinsurance, plus a proportionate share of adjustment expense.

                                                        Effective: July 1, 1995

                      INTERESTS AND LIABILITIES AGREEMENT
                                      TO
                            HCI AGREEMENT NO. 380

                WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
                     EXCESS OF LOSS REINSURANCE AGREEMENT

                                    between

                            PAULA INSURANCE COMPANY
                              Pasadena, California

                                     and

                    SKANDIA AMERICA REINSURANCE CORPORATION
                              New York, New York
           (hereinafter referred to as the "Subscribing Reinsurer")

-------------------------------------------------------------------------------

     The Subscribing Reinsurer agrees to assume the following shares of the liability under the Workers' Compensation and Employers' Liability Excess of Loss Cover set forth in the attached Agreement:

                              5.00% of Exhibit A
                              Nil% of Exhibit B
                              Nil% of Exhibit C

     As consideration the Subscribing Reinsurer shall receive identical shares of the premiums named therein.

The shares of the Subscribing Reinsurer shall be separate and apart from the shares of the other Reinsurers. and the Subscribing Reinsurer shall in no event participate in the Interests and Liabilities of the other Reinsurers.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate this 22nd day of January, 1996.


         PAULA INSURANCE COMPANY

Attest: /s/ Bradley K. Serwin

         SKANDIA AMERICA REINSURANCE CORPORATION

Attest: /s/ [ILLEGIBLE]                 /s/ [ILLEGIBLE]
            VICE PRESIDENT              VICE PRESIDENT

                                                        Effective: July 1, 1996

                                ADDENDUM NO. 1
                                      to
                     INTERESTS AND LIABILITIES AGREEMENT
                        attached to and made a part of

                             HCI AGREEMENT NO. 380

                WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
                     EXCESS OF LOSS REINSURANCE AGREEMENT

                                    between

                            PAULA INSURANCE COMPANY
                             Pasadena, California

                                     and

                    SKANDIA AMERICA REINSURANCE CORPORATION
                              New York, New York
           (hereinafter referred to as the "Subscribing Reinsurer")

-------------------------------------------------------------------------------

     The Subscribing Reinsurer acknowledges and accepts the attachment of the TERMINATION ENDORSEMENT to Exhibit A of the Workers' Compensation and Employers' Liability Excess of Loss Reinsurance Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate this 19th day of November 1996/

         /s/ [ILLEGIBLE]

         PAULA INSURANCE COMPANY

Attest: /s/ Bradley K. Serwin

         /s/ [ILLEGIBLE]
         SKANDIA AMERICA REINSURANCE CORPORATION

Attest:  /s/ [ILLEGIBLE]

                                                        Effective: July 1, 1995

                      INTERESTS AND LIABILITIES AGREEMENT
                                      to
                             HCI AGREEMENT NO. 380

                WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
                     EXCESS OF LOSS REINSURANCE AGREEMENT

                                    between

                            PAULA INSURANCE COMPANY
                              Pasadena, California

                                     and

                     PINEHURST ACCIDENT REINSURANCE GROUP
                          Philadelphia, Pennsylvania
           (hereinafter referred to as the "Subscribing Reinsurer")

-------------------------------------------------------------------------------

     The Subscribing Reinsurer agrees to assume the following shares of the liability under the Workers' Compensation and Employers' Liability Excess of Loss Cover set forth in the attached Agreement:

                              Nil% of Exhibit A
                              100.00% of Exhibit B
                              25.00% of Exhibit C

     As consideration the Subscribing Reinsurer shall receive identical shares of the premiums named therein.

The shares of the Subscribing Reinsurer shall be separate and apart from the shares of the other Reinsurers, and the Subscribing Reinsurer shall in no event participate in the Interests and Liabilities of the other Reinsurers.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate this 22nd day of January,1996.

         PAULA INSURANCE COMPANY

Attest: /s/ Bradley K. Serwin

         PINEHURST ACCIDENT REINSURANCE GROUP
         Via: Reinsurance Management Services, Inc.

Attest: /s/ [ILLEGIBLE]

        /s/ [ILLEGIBLE]

                                                        Effective: July 1, 1996

                                ADDENDUM NO. 1
                                      to
                      INTERESTS AND LIABILITIES AGREEMENT
                        attached to and made a part of

                             HCI AGREEMENT NO. 380

                WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
                     EXCESS OF LOSS REINSURANCE AGREEMENT

                                    between

                            PAULA INSURANCE COMPANY
                             Pasadena, California

                                     and

                     PINEHURST ACCIDENT REINSURANCE GROUP
                          Philadelphia, Pennsylvania
           (hereinafter referred to as the "Subscribing Reinsurer")

-------------------------------------------------------------------------------

     The Subscribing Reinsurer acknowledges and accepts the attachment of the ENDORSEMENT No. 1 to Exhibit B and ENDORSEMENT No. 1 to Exhibit C of the Workers' Compensation and Employers' Liability Excess of Loss Reinsurance Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate this 19th day of November 1996.

         /s/ [ILLEGIBLE]

         PAULA INSURANCE COMPANY

Attest: /s/ Bradley K. Serwin

         PINEHURST ACCIDENT REINSURANCE GROUP
         Via. Reinsurance Management Services, Inc.

Attest: /s/ [ILLEGIBLE]

                                                        Effective: July 1, 1995

                      INTERESTS AND LIABILITIES AGREEMENT
                                      to
                             HCI AGREEMENT NO. 38O

                WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
                     EXCESS OF LOSS REINSURANCE AGREEMENT

                                    between

                            PAULA INSURANCE COMPANY
                             Pasadena, California

                                     and

                 NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY
                          Philadelphia, Pennsylvania
           (hereinafter referred to as the "Subscribing Reinsurer")

-------------------------------------------------------------------------------

     The Subscribing Reinsurer agrees to assume the following shares of the liability under the Workers' Compensation and Employers' Liability Excess of Loss Cover set forth in the attached Agreement:

                              Nil% of Exhibit A
                              Nil% of Exhibit B
                              75.00% of Exhibit C

     As consideration the Subscribing Reinsurer shall receive identical shares of the premiums named therein.

The shares of the Subscribing Reinsurer shall be separate and apart from the shares of the other Reinsurers, and the Subscribing Reinsurer shall in no event participate in the Interests and Liabilities of the other Reinsurers.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate this 22nd day of January, 1996.

         /s/ [ILLEGIBLE]

         PAULA INSURANCE COMPANY

Attest: /s/ Bradley K. Serwin

         NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY

Attest: /s/ [ILLEGIBLE]                 /s/ Paul R. Larson
            Assistant Vice President        Assistant Vice President

                                                        Effective: July 1, 1996

                     INTERESTS AND LIABILITIES AGREEMENT
                        attached to and made a part of

                             HCI AGREEMENT NO. 38O

                WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
                     EXCESS OF LOSS REINSURANCE AGREEMENT

                                    between

                            PAULA INSURANCE COMPANY
                              Pasadena, California

                                      and

                       RELIASTAR LIFE INSURANCE COMPANY
            (FORMERLY NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY)
                          Philadelphia, Pennsylvania
            (hereinafter referred to as the "Subscribing Reinsurer")

-------------------------------------------------------------------------------

     The Subscribing Reinsurer acknowledges and accepts the attachment of the ENDORSEMENT No. 1 to Exhibit C of the Workers' Compensation and Employers' Liability Excess of Loss Reinsurance Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate this 19th day of November 1996.

         /s/ [ILLEGIBLE]

         PAULA INSURANCE COMPANY

Attest: /s/ Bradley K. Serwin

         RELIASTAR LIFE INSURANCE COMPANY
         (formerly NORTHWESTERN NATIONAL
         LIFE INSURANCE COMPANY)

Attest: /s/ [ILLEGIBLE]                /s/ Paul R. Larson
            Assistant Vice President       Assistant Vice President